POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 8th day of

May, 2008.

/s/ Lawrence A. Fauci

 Lawrence A. Fauci

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of

May, 2008.

  /s/ Robert M. Flanagan

 Robert M. Flanagan

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 9th day of

May, 2008.

/s/ Richard H. Gaebler

Richard H. Gaebler

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 12th day of

May, 2008.

__/s/ Jay G. Baris

      Jay G. Baris

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 23rd day of

May, 2008.

/s/ Scott Hodes

Scott Hodes

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of

May, 2008.

/s/ Glenn T. Dallas

Glenn T. Dallas

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 9th day of

May, 2008.

                                                                                                /s/ Jackson Ream

  Jackson Ream

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 8th day of

May, 2008.

__/s/ Nelson Schaenen Jr.

     Nelson Schaenen Jr.

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of

May, 2008.

 /s/ Kathryn S. Head

Kathryn S. Head

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned officer and/or director of First Investors Life Insurance Company (the “Company”) hereby appoints Carol E. Springsteen and William H. Drinkwater, and each of them (with full power to each of them to act alone), his/her true and lawful attorney-in-fact to execute in his/her name, place and stead and on his/her behalf any and all registration statements (and any and all amendments thereto) of the Company and/or its separate accounts (whether currently existing or as may be established in the future) pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, relating to annuity contracts and/or life insurance policies, including but not limited to the “Registration Statements” listed below, and all instruments necessary or appropriate in connection therewith and to file the same with the Securities and Exchange Commission (the “SEC”).  Said attorney-in-fact shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney-in-fact.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

First Investors Life Variable Annuity Fund A (SEC File No. 811-02982)

SEC File No. 002-66295 (Individual Variable Annuity Contract)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Level Premium Variable Life Insurance Separate Account B (SEC File No. 811-04328)

SEC File No. 002-98410 (Insured Series Policy)

SEC File No. 333-149362 (ISP Choice Policy

Form N-6 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund C (SEC File No. 811-06130)

SEC File No. 033-33419 (Tax Tamer I)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Variable Annuity Fund D (SEC File No. 811-08205)

SEC File No. 333-26341 (Tax Tamer II)

Form N-4 Registration Statements to be filed as necessary.

First Investors Life Separate Account E (SEC File No. 811-21742)

SEC File No. 333-123756 (Modified Single Premium Variable Life Insurance Policy)

Form N-6 Registration Statements to be filed as necessary.

IN WITNESS WHEREOF the undersigned has subscribed these presents this 7th day of

May, 2008.

/s/ Clark D. Wagner

   Clark D. Wagner